                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 ScanSoft, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                                 SCANSOFT, INC.
                               9 CENTENNIAL DRIVE
                               PEABODY, MA 01960
                                 (978) 977-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
SCANSOFT, INC.:

     The Annual Meeting of Stockholders of ScanSoft, Inc. (the "Company") will be held at the Company's headquarters, 9 Centennial Drive, Peabody, Massachusetts, on June 14, 2002 at 9:00 a.m. for the purpose of considering and acting upon the following proposals:

     (1) To elect a Board of seven (7) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

     (2) To approve an amendment to the 2000 Stock Option Plan to increase the number of shares that may be issued under the Plan from 2,500,000 to 4,750,000, an increase of 2,250,000 shares;

     (3) To approve an amendment to the 1995 Directors' Stock Option Plan to increase the number of shares that may be issued under the Plan from 570,000 to 820,000, an increase of 250,000 shares;

     (4) To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002; and

     (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on April 29, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote will be available at 9 Centennial Drive, Peabody, Massachusetts 01960 for ten days prior to the Annual Meeting.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2001 accompanies this Notice of Annual Meeting of Stockholders and Proxy Statement.

                                          By Order of the Board of Directors

                                          KATHARINE A. MARTIN
                                          Secretary

Peabody, Massachusetts
April 30, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                 SCANSOFT, INC.
                               9 CENTENNIAL DRIVE
                               PEABODY, MA 01960
                                 (978) 977-2000
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 14, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ScanSoft, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on June 14, 2002 at 9:00 a.m. at 9 Centennial Drive, Peabody, Massachusetts. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about May 8, 2002.

                                 VOTING RIGHTS

     Each share of Common Stock entitles its holder to one vote on matters to be acted upon at the meeting, including the election of directors. The Company's Series B preferred stock is not entitled to a vote on matters to be acted upon at the meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by U.S. Stock Transfer Corporation, the Inspector of Elections. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of the director nominees (Item 1), FOR the amendments to the 2000 Stock Option Plan (Item 2), FOR the amendments to the 1995 Directors' Stock Option Plan (Item 3), FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants (Item 4) and as the proxy holders deem advisable in their sole discretion on any other matters that may come before the meeting (Item 5). A stockholder may indicate on the enclosed Proxy or its substitute that it is abstaining from voting on a particular matter (an "abstention"). A broker may indicate on the enclosed Proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately.

     The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law provides that a majority of the shares entitled to vote present in person or represented by proxy constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum. Except for the election of directors, the affirmative vote of the majority of shares entitled to vote and present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. Directors are elected by a plurality of the votes.

     In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

                        RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record of the Company as of the close of business on April 29, 2002 have the right to receive notice of and to vote at the Annual Meeting. On April 29, 2002, the Company had issued and outstanding 64,087,025 shares of Common Stock.

                                    PROXIES

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its stockholders.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or
(ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and the election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, a Board of seven (7) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below. The nominees are presently directors of the Company. In the event that any Management nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     THE NAME, AGE AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS OF THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

NAME                      AGE                 PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS
----                      ---                 -----------------------------------------
Paul A. Ricci...........  45     -   Served as the Chairman of the Board of Directors of the
                                     Company since March 2, 1999 and Chief Executive Officer of the Company since August 21, 2000.
                                 -   From January 1998 to August 2000, Mr. Ricci was the Vice
                                     President, Corporate Business Development of Xerox.
                                 -   Prior to 1998, Mr. Ricci held several positions within
                                     Xerox, including serving as President, Software Solutions
                                     Division and as President of the Desktop Document Systems
                                     Division.
                                 -   Mr. Ricci has served as Chairman of the Board of Directors of ScanSoft, Inc. which was then operating as an indirect
                                     wholly-owned subsidiary of Xerox (as Xerox's subsidiary
                                     "ScanSoft") since June 1997.
Michael K. Tivnan.......  49     -   Served as the President and Chief Operating Officer of the
                                     Company since August 21, 2000.
                                 -   From March 2, 1999 until August 21, 2000, Mr. Tivnan served as the President and Chief Executive Officer of the Company.
                                 -   From February 1998 until March 2, 1999, Mr. Tivnan served as the President of ScanSoft.
                                 -   From November 1993 until February 1998, Mr. Tivnan served as
                                     General Manager and Vice President of ScanSoft.
                                 -   From January 1991 until November 1993, Mr. Tivnan served as
                                     Chief Financial Officer of ScanSoft.
Robert J. Frankenberg...  55     -   Served as a director of the Company since March 13, 2000.
                                 -   Since December 1999 Mr. Frankenberg has served as Chairman of Kinzan, Inc, an Internet Services software platform
                                     provider.
                                 -   From May 1997 to July 2000 Mr. Frankenberg served as the
                                     Chairman, President and Chief Executive Officer of Encanto
                                     Networks, Inc., a developer of hardware and software
                                     designed to enable creation of businesses on the Internet.
                                     Since July 2000 he has continued as Chairman, and since
                                     January 2001 he's served as Acting President and CEO.
                                 -   From April 1994 to August 1996, he was Chairman, President
                                     and Chief Executive Officer of Novell, Inc., a producer of network software.
                                 -   He is a director of Electroglas, Inc., National
                                     Semiconductor, Daw Technologies, Inc. and Secure Computing
                                     Corporation.

NAME                      AGE                 PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS
----                      ---                 -----------------------------------------
Herve Gallaire..........  58     -   Served as a director of the Company since June 27 2001.
                                 -   Since October 2001, Dr. Gallaire has served as President,
                                     Xerox Innovation Group. He also serves as Xerox Chief
                                     Technology Officer and Interim Business Group President.
                                 -   From December 1999 to October 2001, Dr. Gallaire served as
                                     Senior Vice President for Research and Technology for Xerox
                                     Corporation.
                                 -   From 1993 to 1998 Dr. Gallaire served as Manager of the
                                     Xerox Research Centre Europe in Grenoble, France.
Katharine A. Martin.....  39     -   Served as a director of the Company since December 17, 1999.
                                 -   Since March 2, 1999, Ms. Martin has served as the Company's
                                     Corporate Secretary.
                                 -   Since September 1999, Ms. Martin has served as a Member of
                                     Wilson Sonsini Goodrich & Rosati, Professional Corporation.
                                     Wilson Sonsini Goodrich & Rosati serves as the primary
                                     outside corporate and securities counsel to the Company.
                                 -   Ms. Martin served as a Partner of Pillsbury Madison & Sutro
                                     LLP from January 1995 to September 1999 and as an Associate from September 1987 to December 1994.
Mark B. Myers...........  62     -   Served as a director of the Company since March 2, 1999.
                                 -   Dr. Myers served as Senior Vice President, Xerox Research
                                     and Technology, responsible for worldwide research and
                                     technology from February 1992 until December 1999.
                                 -   Dr. Myers is presently on the faculty of the Wharton
                                     Business School, The University of Pennsylvania.
Robert G. Teresi........  60     -   Served as a director of the Company since March 13, 2000.
                                 -   Mr. Teresi served as the Chairman of the Board, Chief
                                     Executive Officer and President of Caere Corporation from
                                     May 1985 until March 2000.
                                 -   Mr. Teresi is also a director of Daw Technologies, Inc.

REQUIRED VOTE

     The seven (7) nominees receiving the highest number of affirmative votes of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors. Unless marked to the contrary, proxies received will be voted "FOR" management's nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors held a total of 12 meetings during the fiscal year ended December 31, 2001. Each director attended at least 75% of the aggregate number of meetings of (i) the Board of Directors and (ii) the committees of the Board of Directors on which he or she served.

     The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations for directors are made by the entire Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing an independent, objective review of the Company's accounting functions and internal controls. The Audit Committee is comprised of Messrs. Frankenberg, Teresi and Myers, and is governed by a written charter first adopted and approved by the Board of Directors in June 2001. Each of the members of the Audit Committee is independent as defined by company policy and Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

     The Audit Committee met four times in 2001 and performed the following functions and activities:

     - reviewed and discussed the interim quarterly financial statements and audited annual financial statements with management;

     - reviewed and evaluated the Company's accounting principles and the adequacy of the Company's internal controls;

     - discussed with the independent accountants the matters required to be discussed by SAS 61;

     - reviewed disclosures from the accountants regarding their independence as required by Independence Standards Board Standard No. 1; and

     - based on the review and discussions with management and the independent accountants, recommended to the Board that the audited financial statements be included in the Form 10-K

     During the year ended December 31, 2001, PricewaterhouseCoopers LLP ("PwC") rendered no professional services to the Company in connection with the design and implementation of financial information systems. The aggregate fees for professional services rendered by PwC in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001 and its limited reviews of the Company's unaudited consolidated interim financial statements were approximately $218,000. In addition to the fees described above, aggregate fees of approximately $668,000 were billed by PwC during the year ended December 31, 2001 for other services consisting of $399,000 for audit-related services and $269,000 for income tax compliance and related tax services. Audit-related services fees include fees for business process reengineering services, due diligence in connection with the Company's acquisition of assets of Lernout & Hauspie, issuance of consents for various documents filed with the Securities and Exchange Commission, accounting advisory services and the audit of the Company's 401(k) plan.

REPORT OF THE AUDIT COMMITTEE

     In connection with the Company's audited financial statements for the year ended December 31, 2001, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants the independent accountants' independence. The Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with maintenance of PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Robert J. Frankenberg
                                          Mark B. Myers
                                          Robert G. Teresi, Chairman

                         COMPENSATION COMMITTEE MATTERS

     The Compensation Committee consists of Messrs. Frankenberg and Teresi and Ms. Martin. The Compensation Committee met four times during this fiscal year ended December 31, 2001 and, in conjunction with the Board of Directors, performed the following functions and activities:

     - established salaries, incentives and other forms of compensation for directors, officers and other employees;

     - administered the various incentive compensation and benefit plans (including the Company's stock purchase and stock option plans); and

     - recommended policies relating to the Company's stock plans

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Non-Employee Directors of the Company are entitled to participate in the 1995 Directors' Stock Option Plan. The plan provides that each Non-Employee Director who was a director on the effective date of the plan, December 11, 1995, and each other Non-Employee Director first elected as a Director after December 11, 1995, shall automatically be granted an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the stock on the respective effective date of the grant. Each option is exercisable in installments, 25% each year beginning on the first anniversary date of the grant so that the options are 100% exercisable four years after the effective date of the grant. The Plan also provides for the annual grant of stock options to purchase 5,000 shares of Common Stock to each Non-Employee Director on January 1 of each year, provided that, on such date, he or she shall have served on the Board for at least six (6) months. Pursuant to the Directors' Plan, on January 2, 2001, each Non-Employee Director was granted an option to purchase 5,000 shares of Common Stock. These annual grants become fully vested and exercisable one year from the date of grant. In June 2001, this plan was amended to allow for the initial grant to be increased to 50,000 and for the subsequent annual grants to be increased to 15,000. This plan was further amended to allow for the non-automatic grant of 40,000 shares of Common Stock to all Non-Employee Directors who were outside directors on January 23, 2001 ("Eligible Directors"). Each Eligible Director received a grant of 40,000 shares on June 27, 2001 at an exercise price of $1.18, the market price on that date, which amounted to 160,000 shares in the aggregate. These June 27, 2001 options become fully vested and exercisable on June 27, 2002, one year from the date of grant.

                 COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. During this fiscal year ended December 31, 2001, the Compensation Committee consisted of Robert G. Teresi, Robert J. Frankenberg and Katharine A. Martin. No member of the Compensation Committee during this fiscal year ended December 31, 2001 was an employee of the Company or any of its subsidiaries.

COMPENSATION STRATEGY

     Generally, the Company's executive compensation programs consist of a base salary program, a performance-based cash bonus program and a long-term incentive plan consisting solely of nonqualified stock options. A large part of executive compensation is at-risk and tied to individual and Company performance. The Compensation Committee's executive compensation policy has the following objectives:

     - To align the interests of the Company's executives and other key employees with those of the Company's shareholders, employees, customers and our strategic objectives;

     - To link compensation of executives to the Company's performance;

     - To target base salaries at about the 50th to 75th percentile and total annual cash incentive at about the 75th percentile for each executive as compared to his or her industry-specific peers; and

     - To offer significant levels of at-risk compensation in the form of stock options so that the long-term rewards available to the Company's executive officers will have a direct correlation to shareholder value

FACTORS CONSIDERED IN ESTABLISHING COMPENSATION PACKAGES

     Several of the more important factors that were considered in establishing the components of each executive officer's compensation package are summarized below. Additional factors were also taken into account to a lesser degree.

     - Base Salary. The Compensation Committee reviews recommendations and sets the salary levels of executive officers in the spring of each year. This review is based on the duties and responsibilities that we expect each executive to discharge during the current year and upon the executive's performance during the previous year. We perform external market comparisons, relative to industry-specific peers, based on individual job responsibility. The Compensation Committee reviews companies whose employee size and annual revenue are similar to the Company's. The compensation for Messrs. Ricci and Tivnan is guided by the terms of their employment agreements.

     - Bonuses. Bonuses were paid to executive officers for the fiscal year ended December 31, 2001. The Company has implemented an Incentive for Performance Bonus Program pursuant to which bonuses were payable to eligible employees upon achievement of Company performance goals. Performance goals are aligned to the Company's strategy and include earnings, revenue, product delivery and customer satisfaction criteria. For the fiscal year ended December 31, 2001, the executive bonuses paid represented 107.6% of 25% of the annual bonus opportunity for the first six months of the year and 70% of 75% of the annual bonus opportunity for the last six months of the year. Therefore, the total executive bonus payout was 79.4% of the individual's annual opportunity.

     - Options. The Compensation Committee periodically approves grants of stock options to each of the Company's executive officers under the Company's stock option plans. The grants are designed to give executive officers the opportunity to build a meaningful stake in the Company, with the objective of aligning executive officers' long-range interests with those of the stockholders and encouraging the achievement of superior results over time. Each grant generally allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The employment agreement dated August 21, 2000 between Mr. Ricci and the Company establishes the base annual salary of $300,000 and other items included in the "Other Annual Compensation" and "All Other Annual Compensation" columns in the Summary Compensation Table. This Agreement includes a target bonus of $50,000 per year and an option grant of 2,500,000 shares of our common stock at $1.3438 per share, which vests 1/8 per quarter over a two-year period. In addition, at least once during each fiscal year, the Compensation Committee has agreed to consider granting Mr. Ricci additional options. The number and terms and conditions of any options granted to Mr. Ricci will be determined in the discretion of the Compensation Committee, but the Compensation Committee generally will seek to grant options to Mr. Ricci in an amount and on terms and conditions that are at least as favorable as option grants received by senior officers of companies comparable to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2001, no member of the Compensation Committee was an officer or employee of the Company. During fiscal 2001, no member of the Compensation Committee or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.

                                          Robert G. Teresi
                                          Robert J. Frankenberg
                                          Katharine A. Martin

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 28, 2002, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock; (2) each of our directors and director nominees; (3) each of our Chief Executive Officer and each other person named in the Summary Compensation Table (collectively, the "Named Executive Officers"); and (4) all current directors and executive officers of the Company as a group.

                                                                                      PERCENT OF
                                                            NUMBER       RIGHT TO     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                    OWNED(2)     ACQUIRE(3)     SHARES(4)
---------------------------------------                   ----------    ----------    -----------
State of Wisconsin Investment Board.....................  12,129,101           --        19.3%
  P.O. Box 7842
  Madison, WI 53707
Xerox Imaging Systems, Inc.(5)..........................  11,853,602           --        18.8%
  800 Long Ridge Road
  Stamford, CT 06904
Lernout & Hauspie Speech Products N.V.(6)...............   7,400,000           --        11.8%
  Flanders Language Valley 50
  8900 Ieper, Belgium
Paul A. Ricci...........................................     155,000    2,207,500         3.6%
Michael K. Tivnan.......................................      82,500      722,390         1.3%
Mark B. Myers...........................................          --       25,000           *
Katharine A. Martin.....................................       1,000       35,000           *
Robert G. Teresi........................................     172,186       15,000           *
Robert J. Frankenberg...................................          --      156,708           *
Herve Gallaire..........................................          --           --           *
Wayne S. Crandall.......................................      28,000      461,112           *
Richard S. Palmer.......................................       2,000      454,166           *
Ben S. Wittner..........................................       4,408      265,479           *
All directors and executive officers as a group (10
  persons)..............................................     445,094    4,342,355         7.1%

---------------
 * Less than 1%.

(1) Unless otherwise indicated, the address for the following stockholders is c/o ScanSoft, Inc., 9 Centennial Drive, Peabody, Massachusetts 01960.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and:

    - Includes shares for which the named person has sole voting and investment power, has shared voting and investment power, or holds in a profit sharing plan account, and

    - Excludes shares that may be acquired through stock option exercises.

(3) Shares that can be acquired through stock option exercise through May 27, 2002.

(4) Applicable percentage ownership is based on 62,940,748 shares of common stock outstanding as of March 28, 2002.

(5) Does not include a warrant to purchase up to 520,413 shares of common stock and 3,562,238 shares of non-voting Series B Preferred Stock as of March 28, 2002.

(6) These shares were issued to Lernout & Hauspie Speech Products N.V. ("L&H") pursuant to that certain Asset Purchase Agreement dated as of December 7, 2001 by and among L&H, the other Sellers (as defined in the Asset Purchase Agreement) and ScanSoft, Inc. (the "Issuer"). The Shares were issued solely to L&H, however, approximately one-half of the Shares were received on behalf of the other Sellers and will be allocated among the other Sellers in accordance with an allocation schedule that is subject to the review and approval of the U.S. Bankruptcy Court for the District of Delaware (the "U.S.

    Bankruptcy Court"). This information is based on a Schedule 13G filed with the Securities and Exchange Commission on December 21, 2001.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

     At December 31, 2000, Xerox owned approximately 12% of the Company's outstanding common stock and all of the Company's outstanding Series B Preferred Stock. In connection with the Company's acquisition of ScanSoft in 1999 (following which the Company renamed itself ScanSoft), the Company issued 3,562,238 shares of Series B Preferred Stock to Xerox. The Series B Preferred Stock is convertible into shares of common stock on a share for share basis. The Series B Preferred Stock has a liquidation preference of $1.30 per share plus all declared but unpaid dividends. The Series B Preferred Stockholders are entitled to non-cumulative dividends at the rate of $0.065 per annum per share, payable when, as and if declared by the Board of Directors. To date no dividends have been declared by the Board of Directors. Holders of Series B Preferred Stock have no voting rights, except those rights provided under Delaware law.

     In addition, Xerox has the opportunity to acquire additional shares of common stock pursuant to a ten-year warrant. The warrant allows Xerox to acquire a number of shares of common stock equal to the number of options (whether vested or unvested) that remain unexercised at the expiration of any ScanSoft option assumed by the Company in the merger. The exercise price for each warrant share is $0.61. If all of the assumed ScanSoft options expire without being exercised, Xerox would be entitled to purchase 1,736,630 shares of common stock. The warrant was fully vested on the date of grant; however, Xerox could not exercise the warrant prior to March 2, 2002, unless, immediately after such exercise, Xerox owned directly or indirectly less than 45% of the Company's shares of common stock immediately after such exercise. From the date of acquisition through December 31, 2001, approximately 520,413 ScanSoft options have been forfeited and accordingly, the Xerox warrant was exercisable for the purchase of 520,413 shares of the Company's common stock.

     The Company and Xerox have entered into three non-exclusive agreements in which the Company grants Xerox the royalty-bearing right to copy and distribute certain versions of Pagis, TextBridge and PaperPort software programs with Xerox's multi-function peripherals. All agreements were negotiated on an arm's length basis, and the royalties and other economic terms are comparable with ScanSoft's other OEM partners.

     On June 29, 1998, the Company and Xerox entered into a Gold Disk Bundling Agreement, as amended, wherein Xerox licensed the right to bundle and distribute ScanSoft's Pagis and TextBridge software products with Xerox's document system products for the small office and home office market. Under this agreement, ScanSoft recorded revenue totaling $1.8 million, $2.4 million and $0.5 million for the years ended December 31, 2001, 2000 and 1999 respectively, based upon reported licenses of 389,000, 528,000 and 172,000, respectively.

     On March 25, 1998, the Company and Xerox entered into a Gold Disk Bundling Agreement, as amended, wherein Xerox licensed the right to bundle and distribute ScanSoft's TextBridge Pro software with Xerox's large corporate multifunction devices for 25 plus users (the "March 1998 Agreement"). On September 30, 1999, the Company and Xerox entered into a Gold Disk Bundling Agreement, as amended, wherein Xerox licensed the right to bundle and distribute ScanSoft's TextBridge Pro and PaperPort software with Xerox's large corporate multifunction devises and document center systems. This Agreement superseded the March 1998 Agreement. Under these two agreements, ScanSoft recorded revenue totaling $5.4 million, $3.4 million and $4.2 million for the years ended December 31, 2001, 2000 and 1999 respectively, based upon reported licenses of 898,000, 764,000 and 905,000 respectively.

     In total, Xerox accounted for revenue of $7.2 million, $5.8 million and $4.7 million for the years ended December 31, 2001, 2000 and 1999 respectively, accounting for 11%, 11% and 14% of total revenue, respectively. During 2001, Xerox paid ScanSoft $7 million under these agreements, and as of December 31, 2001, Xerox owed ScanSoft $1.8 million.

     During fiscal 2001, the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation acted as primary outside corporate and securities counsel to the Company. Ms. Martin, a director of the Company, is a member of Wilson Sonsini Goodrich & Rosati. Aggregate fees and costs billed to the Company during fiscal 2001 by Wilson Sonsini Goodrich & Rosati were approximately $270,000. We believe that the services performed by Wilson Sonsini Goodrich & Rosati were provided on terms no more favorable than those with unrelated parties.

                             ADDITIONAL INFORMATION

MANAGEMENT

     Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding executive officers of the Company who are not directors of the Company.

NAME                                   AGE             PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS
----                                   ---             -----------------------------------------
Wayne S. Crandall....................  43     - Serves as Senior Vice President of Worldwide Sales and
                                                Business Development from January of 2002.

                                              - Served as Senior Vice President Sales and Marketing of the
                                                Company from November 2000 until December of 2001.

                                              - From March 2000 to November 2000, Mr. Crandall was the
                                                Senior Vice President Sales of the Company and from March
                                                1995 to March 2000 he was the Vice President Sales and
                                                Channel Marketing of the Company.

                                              - From January of 1993 until March 1995 Mr. Crandall was
                                                Managing Director of International Sales, Marketing and
                                                Operations of the Company based in the United Kingdom.

                                              - From December 1989 until January of 1993 Mr. Crandall was
                                                Vice President of North American Sales for Xerox Imaging
                                                Systems, a wholly-owned subsidiary of Xerox.

                                              - From January of 1984 until December of 1989 Mr. Crandall was the Director of North American Sales for Kurzweil
                                                Computer Products.

                                              - From 1978 until January of 1984 Mr. Crandall held several sales and marketing positions with Philips N.V., Lexitron, a
                                                Division of Raytheon and Savin Corporation.

Richard S. Palmer....................  51     - Served as Senior Vice President and Chief Financial
                                                Officer of the Company since May 2000.

                                              - From July 1994 to April 2000, Mr. Palmer was the Director
                                                of Corporate Development at Xerox Corporation.

                                              - Prior to that, he worked in a number of financial
                                                management positions at Xerox including Vice President of
                                                Business Analysis for Xerox Financial Services, Inc.,
                                                Corporate Assistant Treasurer, and Manager of Planning and
                                                Pricing for Xerox's Latin American Operations.

Ben S. Wittner.......................  44     - Served as Senior Vice President Imaging Research and
                                                Development of the Company since August 2000.

                                              - From March 2000 to August 2000, Dr. Wittner served as Vice
                                                President Technology Research and Development.

                                              - From February 1995 until March 2000, Dr. Wittner was
                                                Director of OCR Research and Development of ScanSoft, Inc.,
                                                which was then operating as an indirect wholly-owned
                                                subsidiary of Xerox.

                                              - Dr. Wittner joined ScanSoft in 1992 as manager of text
                                                recognition for OCR development.

                                              - Previously, Dr. Wittner was an individual contributor and then supervisor for the handwriting recognition project at
                                                NYNEX. Before that, he held a post-doctoral position at
                                                AT&T Bell Laboratories, researching fundamentals and
                                                applications of neural networks.

                                              - Dr. Wittner earned a Ph.D. in mathematics from Cornell
                                                University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers, directors and certain stockholders to file reports of ownership and changes in ownership of the Common Stock with the Commission. Based upon a review of such reports, the Company believes that all reports required by section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time with the exception of one late filing by each of Mr. Kent and by Mr. Ricci. Mr. Kent was late to report an option granted to him on December 31, 2001 that was reportable on a Form 5. Mr. Ricci was late reporting an acquisition of shares purchased in February 2001. Both filings were late due to an inadvertent error.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years 2001, 2000 and 1999 concerning compensation earned by the Company's Chief Executive Officer and to the Company's four other most highly compensated named executive officers whose compensation exceeded $100,000 in 2001 (the "Named Executive Officers").

                                                                                   LONG-TERM
                                        ANNUAL COMPENSATION                   COMPENSATION AWARDS
                             -----------------------------------------   -----------------------------
                                                                            RESTRICTED      SECURITIES      ALL OTHER
                                                          OTHER ANNUAL        STOCK         UNDERLYING       ANNUAL
NAME AND PRINCIPAL POSITION  YEAR    SALARY    BONUS(1)   COMPENSATION     AWARD(S)($)      OPTIONS(#)   COMPENSATION(2)
---------------------------  ----    -------   --------   ------------   ----------------   ----------   ---------------
Paul A. Ricci.............   2001    300,000    39,700       44,905(3)            --               --            --
  Chief Executive Officer    2000(4) 110,385    12,248           --               --        2,505,000            --

Michael K. Tivnan.........   2001    275,016    99,250           --               --               --         7,062
  President and Chief        2000    269,180    36,378           --               --          330,000         8,250
  Operating Officer(5)       1999    204,304    76,840           --               --          510,000         6,750

Wayne S. Crandall.........   2001    221,250    67,382           --               --               --         9,154
  Senior Vice President,     2000    178,596    58,102           --               --          200,000         6,773
  Sales and Business         1999(6) 127,676   102,551           --               --          217,588         8,914
  Development

Richard S. Palmer.........   2001    220,000    69,872           --          $90,750(7)       100,000         7,017
  Senior Vice President and  2000(8) 155,833    25,868           --                           550,000            --
  Chief Financial Officer

Ben S. Wittner............   2001    178,333    58,192           --               --           40,000         7,100
  Senior Vice President,     2000(9) 140,839    34,170           --               --          223,000         4,434
  Digital Imaging R&D

---------------
(1) Bonuses were paid pursuant to Bonus Incentive Plans.

(2) Represents Company contributions to the Company's 401(k) plan.

(3) Represents allowance paid for remote living expenses.

(4) Mr. Ricci began operating in this capacity in August 2000.

(5) Mr. Tivnan served as President and Chief Executive Officer from March 1999 to August 2000, and thereafter as President and Chief Operating Officer.

(6) Mr. Crandall was appointed an executive officer of the Company in March
    1999.

(7) Mr. Palmer received a Restricted Stock Award for 75,000 shares. This Restricted Stock Award has a 2 1/2 year cliff vesting, which vests 100% on 4/17/2004. The value of the Restricted Stock Award as of December 31, 2001 was $322,500.

(8) Mr. Palmer joined the Company in May 2000.

(9) Dr. Wittner was appointed an executive officer of the Company in August
    2000.

CHANGE IN CONTROL AND EMPLOYMENT AGREEMENTS

     In April 1999, ScanSoft's Board of Directors approved acceleration of vesting of options for all officers and directors of the Company in the event of a change in control. A change in control includes a merger or consolidation of the Company not approved by the Board of Directors, certain changes in the composition of the Board of Directors, and certain changes in the ownership of the Company.

RECENT OPTION GRANTS

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2001 to the Named Executive Officers.

                                                                                    POTENTIAL REALIZABLE VALUE
                                      PERCENT OF TOTAL                                  AT ASSUMED ANNUAL
                                          OPTIONS                                      RATES OF STOCK PRICE
                         SECURITIES      GRANTED TO                                  APPRECIATION FOR OPTION
                         UNDERLYING     EMPLOYEES IN     EXERCISE OR                        TERM($)(2)
                          OPTIONS          FISCAL        BASE PRICE    EXPIRATION   --------------------------
NAME                     GRANTED(#)      YEAR(%)(1)       ($/SHARE)       DATE          5%            10%
----                     ----------   ----------------   -----------   ----------   -----------   ------------
Richard S. Palmer......   100,000(3)       2.7352          1.2300       06/29/11     77,354.04     196,030.32
Ben S. Wittner.........    40,000(3)       1.0941          1.2300       06/29/11     30,941.62      78,412.13

---------------
(1) Based on options to purchase an aggregate of 3,656,021 shares of common stock granted to employees during fiscal 2001.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of our common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of common stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised.

(3) Options granted to Mr. Palmer and Mr. Wittner have a ten year term, and are exercisable over a two year period commencing one month after grant date.

     The following table shows the number of shares of common stock represented by outstanding stock options held by each of the Named Executive Officers as of December 31, 2001. (No stock appreciation rights were granted by the Company in 2001 and none were outstanding at December 31, 2001.)

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                   VALUES(1)

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                             OPTIONS AT 12/31/01        OPTIONS/SARS AT 12/31/01
                            SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
                              ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                            ---------------   --------   -----------   -------------   -----------   -------------
Paul A. Ricci.............        --            --        1,577,500       947,500      $4,645,163     $2,797,538
Michael K. Tivnan.........        --            --          637,390       444,546       1,962,119      1,008,875
Wayne Crandall............        --            --          406,715       148,067       1,221,988        276,022
Richard S. Palmer.........        --            --          368,750       281,250         781,430        498,375
Ben Wittner...............        --            --          211,501       162,128         593,566        347,322

---------------
(1) Based on a per share price of $4.30, the closing price of our common stock as reported by The Nasdaq National Market on December 31, 2001, the last trading day of the fiscal year, less the exercise price. The actual value of unexercised options fluctuates with stock market activity.

                               PERFORMANCE GRAPH

     The following performance graph compares the Company's cumulative total return on its Common Stock for a five-year period with the cumulative total return of the Russell 2000, the JP Morgan H&Q Technology, and the S&P Information Technology indices assuming $100 was invested in the Company's Common Stock and each of the indices on December 31, 1996. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

     As of April 4, 2002, the JP Morgan H&Q Technology Index will no longer be reporting as an index. As a result, the Company has selected the S&P Information Technology Index for a representative comparison of returns.

    COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN SCANSOFT, INC.
       COMMON STOCK ON DECEMBER 31, 1996 VS. RUSSELL 2000, JP MORGAN H&Q
               TECHNOLOGY, AND S&P INFORMATION TECHNOLOGY INDICES

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        12/96     12/97     12/98     12/99     12/00     12/01
--------------------------------------------------------------------------------
 Scansoft, Inc.        $100.00   $ 36.11   $ 26.39   $ 88.89   $ 10.42   $ 95.56
--------------------------------------------------------------------------------
 Russell 2000          $100.00   $122.36   $119.25   $144.60   $140.23   $143.71
--------------------------------------------------------------------------------
 JP Morgan H&Q
  Technology           $100.00   $117.24   $182.36   $407.27   $263.28   $181.99
--------------------------------------------------------------------------------
 S&P Information
  Technology           $100.00   $128.53   $228.97   $409.27   $241.87   $179.31
--------------------------------------------------------------------------------

                               PROPOSAL NUMBER 2

              APPROVAL OF AMENDMENTS TO THE 2000 STOCK OPTION PLAN

     The Board of Directors has approved an amendment to the Company's 2000 Stock Option Plan, subject to the approval of the Company's stockholders. The Company's 2000 Stock Option Plan (the "2000 Plan") was originally adopted by the Board and stockholders in May 2000.

     In April 2002, the Board, subject to stockholder approval, amended the 2000 Plan to increase the number of shares of Common Stock authorized for issuance under the 2000 Plan from 2,500,000 shares to 4,750,000 shares, an increase of 2,250,000 shares. If stockholders do not approve this Proposal Number 2, the amendment will have no effect.

     In addition to the 2000 Plan, the Company currently grants options to its executive officers under the 1993 Incentive Stock Option Plan and the 1997 Employee Stock Option Plan. In August 2000, the Board of Directors adopted the 2000 Non-Statutory Stock Option Plan for granting options to non-officer employees. Officers of the Company cannot be granted options from this plan.

     As of March 31, 2002, the following options were outstanding under the Company's employee stock option plans:

                                                       NUMBER OF                          OPTIONS
                                                        OPTIONS       EXERCISE PRICE     AVAILABLE
                        PLAN                          OUTSTANDING        (RANGE)         FOR GRANT
                        ----                          -----------   ------------------   ---------
1993 Incentive Stock Option Plan....................   2,465,527    $1.2300 to $5.6900     110,561
1997 Employee Stock Option Plan.....................     951,689    $0.4063 to $5.0300     177,649
2000 Non-Statutory Stock Option Plan................   4,411,089    $0.6563 to $4.4900   1,366,859
2000 Stock Option Plan..............................   1,655,587    $1.2813 to $3.3125     548,252
Stand-Alone Grants..................................   1,510,000    $1.3438 to $1.7200           0
1998 Stock Option Plan..............................     971,654    $0.6100 to $1.3438           0
Caere Stock Option Plans............................     543,687    $2.2800 to $5.9300           0

     To ensure the Company can continue to grant stock options to officers of the Company at levels determined appropriate by the Board and the Compensation Committee of the Board, the shareholders are being asked to approve the amendment to the 2000 Plan.

DESCRIPTION OF THE 2000 PLAN

     The essential features of the 2000 Plan are outlined below. The following summary of the principal provisions of the 2000 Plan as proposed to be amended is qualified in its entirety by reference to the full text of the 2000 Plan, which is included as Annex A hereto.

     General. The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the 2000 Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the 2000 Plan.

     Administration. The 2000 Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 2000 Plan.

     Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 2000 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. As of March 31, 2002, we had 469 employees, 7 directors (including 2 employee directors), and 20 consultants. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant; provided, however, the exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted.

     Limitations. Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 2000 Plan provides that no employee may be granted, in any fiscal year of the Company, options or stock purchase rights to purchase more than 750,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 750,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. As of March 28, 2002, the closing price of the Company Common Stock as reported on the Nasdaq Stock Market was $5.90 per share.

          The Company may not reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future under the 2000 Plan; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

          (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within 90 days of such termination or within such time period as specified in the option agreement, to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within 12 months, or as specified in the option agreement, from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to the vested shares subject to the option (not including unvested shares), within 12 months from the date of such termination or as defined in the option agreement.

          (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2000 Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

     In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2000 Plan to the extent the Board determines it necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option previously granted under the 2000 Plan without the written consent of the optionee. Unless terminated earlier, the 2000 Plan shall terminate ten years from the date the 2000 Plan or any amendment to add shares to the 2000 Plan was last adopted by the Board.

     Plan Benefits. The amount and timing of options and awards granted under the 2000 Plan are determined in the sole discretion of the Administrator. As a result, the benefits or amounts that will be received by, or allocated to, the CEO, the other Named Executive Officers and the current Directors of the Company under the 2000 Plan for 2002 are not determinable. However, the following sets forth the options or awards granted to such persons in fiscal year 2001. Amounts granted in 2001 may not be representative of amounts granted in the future.

NAME AND POSITION                                       DOLLAR VALUE ($)    NUMBER OF UNITS
-----------------                                       ----------------    ---------------
Paul A. Ricci (CEO)...................................            0                  0
Michael K. Tivnan.....................................            0                  0
Wayne S. Crandall.....................................            0                  0
Richard S. Palmer.....................................       90,750             75,000
Ben S. Wittner........................................            0                  0
Executive Group.......................................       90,750             75,000
Non-Executive Director Group..........................            0                  0
Non-Executive Officer Employee Group..................      200,002             58,824

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. The Company generally will be entitled to a tax deduction equal to the ordinary income realized, subject to applicable limits.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 2000 PLAN. IT DOES NOT PURPORT TO BE COMPLETE,

AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIRED APPROVAL

     The affirmative vote of the holders of a majority of shares of capital stock represented and voting at a duly held meeting at which a quorum is present is required to approve the amendment to the 2000 Plan as it relates to the additional 2,250,000 new shares available for issuance under the 2000 Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the 2000 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 2000 STOCK OPTION PLAN.

                               PROPOSAL NUMBER 3

        APPROVAL OF AMENDMENTS TO THE 1995 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has approved an amendment to the Company's 1995 Directors' Stock Option Plan, subject to the approval of the Company's stockholders. The Company's 1995 Directors' Stock Option Plan (the "Directors' Plan") was originally adopted by the Board and stockholders in October 1995 and subsequently amended by the Board and stockholders in June, 2001.

     In April 2002, the Board adopted, subject to stockholder approval, the following proposal to amend the Directors' Plan:

     - To amend the Directors' Plan to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from 570,000 shares to 820,000 shares, an increase of 250,000 shares.

     The Board adopted this amendment to facilitate the Company's goals of increasing the compensation of its non-employee directors when stockholder value (represented by the trading price of the Company's stock) is increased and of attracting, over time, additional highly qualified non-employee directors of the Company.

     As of March 31, 2002, there were options to purchase 420,000 shares of Common Stock outstanding under the Directors' Plan, with exercise prices ranging from $0.6563 to $5.9375 per share. As of March 31, 2002, without taking into account the proposed amendment to the Directors' Plan, 135,000 shares remained available for future grant under the plan.

DESCRIPTION OF THE DIRECTORS' PLAN

     The essential features of the Directors' Plan are outlined below. The following summary of the principal provisions of the Directors' Plan as proposed to be amended is qualified in its entirety by reference to the full text of the Directors' Plan, which is included as Annex B hereto.

     General. The Directors' Plan currently provides for the non-discretionary grant of non-statutory stock options. Non-statutory stock options granted under the Directors' Plan are intended not to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Information" below for a discussion of the tax treatment of non-statutory stock options.

     Purpose. The Company, by means of the Directors' Plan, seeks to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive for such persons to exert maximum efforts to promote the success of the Company, and to encourage their continued service on the Board.

     Administration. The Board administers the Directors' Plan. Subject to the provisions of the Directors' Plan, the Board has the power to construe and interpret the Directors' Plan and options granted under it, to establish, amend, and revoke rules and regulations for its administration, to amend the Directors' Plan, and generally to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     Eligibility. Options may be granted under the Directors' Plan only to non-employee directors of the Company. A "non-employee director" is a director of the Company who is not an employee of the Company or of any "parent" or "subsidiary" of the Company, as those terms are defined in the Code. The payment of a director's fee by the Company is not sufficient in and of itself to constitute "employment" by the Company. Five of the Company's seven current directors (all except Messrs. Ricci and Tivnan) are eligible to participate in the Directors' Plan.

     Stock Subject to the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Directors' Plan. Subject to the approval of Proposal Number 3, the number of shares authorized for issuance under the Directors' Plan will be increased from 570,000 to 820,000, an increase of 250,000 shares.

     Terms and Conditions of Options. Each option under the Directors' Plan is subject to the following terms and conditions:

     (a) Non-Discretionary Grants. Option grants are non-discretionary. Each non-employee director is automatically granted an Option to purchase shares of Common Stock ("Shares") as follows:

     - An initial grant of 50,000 on the date the person first becomes a non-employee director (the "First Option"); and

     - An annual grant of 15,000 on January 1 of each year, provided that, on such date, the non-employee director has served on the Board for at least 6 months (the "Subsequent Option").

     The First Option and Subsequent Option grant amounts were amended by the stockholders at the June 2001 meeting. Along with amending the grant amounts, the stockholders also approved a non-automatic grant to any director who was an eligible director on January 23, 2001, an additional grant of 40,000 shares to bring such directors into the adjusted grant arrangement. The 40,000 options consist of (a) 30,000 shares to raise their First Option from 20,000 to 50,000 and (b) 10,000 shares to raise their Subsequent Option grant from 5,000 to 15,000. Each eligible director was granted 40,000 options on June 27, 2001.

     (b) Exercise Price; Payment. The exercise price of each option granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such option on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid either:
(i) in cash or by check at the time the option is exercised, (ii) by other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or (iii) by a combination of such methods of payment.

     The Company may not reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future under the Directors' Plan; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

     (c) Option Vesting. Options granted pursuant to the Directors' Plan may be exercised while the non-employee director is a Director of the Company and for a period of 90 days after ceasing to be a director (this period may be extended in limited circumstances where there is death or disability). The exercise price per share of the Option is 100% of the fair market value per share on the grant date. The First Option vests over four years in 25% installments on the anniversary of the grant date. The Subsequent Option is exercisable as to

100% of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

     (d) Termination of Options. Currently no option granted under the Directors' Plan is exercisable after the expiration of ten years from the date the option was granted.

     (e) Non-transferability of Options. Options granted under the Directors' Plan are not transferable except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative.

     Adjustment Provisions. If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, re-capitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and maximum number of shares subject to the Directors' Plan and the class, number of shares, and price per share of stock subject to such outstanding options.

     Effect of Certain Corporate Events. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the Company shall give to directors, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

     Duration, Amendment, and Termination. The Board may suspend or terminate the Directors' Plan at any time. Unless sooner terminated, the Directors' Plan terminates in October 2005.

     The Board also may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent the Board deems it necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the stockholders of the Company to Plan amendments.

     Plan Benefits. The following shows the benefits or amounts that will be received by, or allocated to, the CEO, other Named Executive Officers and current Directors of the Company under the Directors Plan for 2002:

NAME AND POSITION                                       DOLLAR VALUE ($)    NUMBER OF UNITS
-----------------                                       ----------------    ---------------
Paul A. Ricci (CEO)...................................            0                  0
Michael K. Tivnan.....................................            0                  0
Wayne S. Crandall.....................................            0                  0
Richard S. Palmer.....................................            0                  0
Ben S. Wittner........................................            0                  0
Executive Group.......................................            0                  0
Non-Executive Director Group..........................      333,750             75,000
Non-Executive Officer Employee Group..................            0                  0

FEDERAL INCOME TAX INFORMATION

     Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Options granted under the Directors' Plan are non-statutory options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIRED APPROVAL

     The affirmative vote of the holders of a majority of shares of capital stock represented and voting at a duly held meeting at which a quorum is present is required to approve the amendment to the Directors' Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the amendments of the Directors' Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE DIRECTORS' PLAN.

                               PROPOSAL NUMBER 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the appointment of PricewaterhouseCoopers LLP ("PwC") as independent accountants for the Company until revoked by further action.

     The stockholders are asked to ratify the appointment of PwC as independent accountants for the Company for the fiscal year ending December 31, 2002. A representative of PwC is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent accountants at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Company and its stockholders. Should the stockholders fail to ratify the appointment of PwC as independent accountants, appointment of the firm for the fiscal year ending December 31, 2002 will be reconsidered by the Board of Directors.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of PricewaterhouseCoopers LLP as independent accountants for the Company's fiscal year ending December 31, 2002.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

     Proposals Intended to be Presented at Next Annual Meeting. Proposals of security holders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy no later than December 31, 2002.

     Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     Annual Report. The Company will provide a copy of its Annual Report on Form 10-K for the year ended December 31, 2001, without charge, to any stockholder who makes a written request to Richard Mack, Investor Relations, ScanSoft, Inc., 9 Centennial Drive, Peabody MA 01960

     Not Soliciting Materials. The information contained in this Proxy Statement under the captions "Report of the Audit Committee", "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                                          By Order of the Board of Directors,

                                          KATHARINE A. MARTIN
                                          Secretary

Peabody, Massachusetts
April 30, 2002

                                                                         ANNEX A

                                   2000 PLAN

     1. Purposes of the Plan.  The purposes of this 2000 Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to employees, Directors and Consultants, and

        - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

      (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means the committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

      (f) "Common Stock" means the common stock of the Company.

      (g) "Company" means ScanSoft, Inc. a Delaware corporation.

      (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      (i) "Director" means a member of the Board.

      (j) "Disability" means total and permanent disability as defined in
          Section 22(e)(3) of the Code.

      (k) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the market trading day on the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

      (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r) "Option" means a stock option granted pursuant to the Plan.

      (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (t) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

      (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

      (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (w) "Plan" means this 2000 Stock Plan.

      (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

      (y) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

      (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (aa) "Section 16(b)" means Section 16(b) of the Exchange Act.

     (bb) "Service Provider" means an Employee, Director or Consultant.

      (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      (dd) "Stock Purchase Rights" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

      (ee) "Subsidiary" means a "Subsidiary Corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,750,000 (2,250,000 subject to Stockholder approval) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     (i) If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

        (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i)   to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder.

        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

        (iv)  to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any

              Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (viii) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

        (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

        (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The exercise price of any Option outstanding or to be granted in the future under the Plan shall not be reduced or cancelled and re-granted at a lower exercise price (including pursuant to any "6 month and 1 day" cancellation and re-grant scheme), regardless of whether or not the cancelled Options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

     (d) The following limitations shall apply to grants of Options:

        (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 750,000 Shares, which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

        (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

        (i) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and the per Share exercise price shall be 100% of the Fair Market Value per share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

        (i)    cash;

        (ii)   check;

        (iii)  promissory note;

        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

        (vii)  any combination of the foregoing methods of payment; or

        (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        (1) An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
            Section 13 of the Plan.

        (2) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness or the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions, as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another Corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is solely common stock of the successor corporation or its

         Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                         ANNEX B

                                DIRECTORS' PLAN

     1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "nonstatutory stock options".

     2. Definitions.  As used herein, the following definitions shall apply:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "Common Stock" shall mean the Common Stock of the Company.

     (d)  "Company" shall mean ScanSoft, Inc., a Delaware corporation.

     (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

     (f)  "Director" shall mean a member of the Board.

     (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (i) "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

     (j)  "Optioned Stock" shall mean the Common Stock subject to an Option.

     (k)  "Optionee" shall mean an Outside Director who receives an Option.

     (l)  "Outside Director" shall mean a Director who is not an Employee.

     (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (n)  "Plan" shall mean this 1995 Directors' Stock Option Plan.

     (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 820,000 (220,000 shares subject to stockholder approval) Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

     (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

     (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

        (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 20,000 shares on such effective date, and (B) with respect to any other person, on June 27, 2001, the plan was amended to increase the initial grant from 20,000 shares to 50,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

        (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on January 1 of each year, with the first such grant being made on January 1, 1997, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting. The plan was further amended on June 27, 2001 to increase the subsequent option from 5,000 shares to 15,000 shares.

        (iv) Each Outside Director shall be automatically granted an Option (Subsequent Option) to purchase Shares as follows: (A) with respect to persons who are Outside Directors on January 23, 01, 40,000 shares were granted on June 27, 2001.

        (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        (vi) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with
              Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

        (vii) The terms of each First Option granted hereunder shall be as follows:

          (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

          (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

          (3) the First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

        (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

          (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

           (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof. The exercise price of any Option outstanding or to be granted in the future under the Plan shall not be reduced or cancelled and re-granted at a lower exercise price (including pursuant to any "6 month and 1 day" cancellation and re-grant scheme), regardless of whether or not the cancelled Options are put back into the available pool for grant; replace any underwater options with restricted stock in an exchange, buy-back or other scheme, or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

           (3) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

     (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with
         Section 8(b) of the Plan, the fair market value of the Common Stock;
         (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with
         Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

     (b) Fair Market Value. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

     (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six

(6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee.  In the event of the death of an Optionee:

        (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

        (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six
             (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

     10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

     (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Corporate Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 SCANSOFT, INC.

       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2002

The undersigned stockholder of ScanSoft, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 30, 2002 and hereby appoints Paul A. Ricci, Michael K. Tivnan, and Richard S. Palmer, or any of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of ScanSoft, Inc. to be held on June 14, 2002 at 9:00 a.m., local time at the Company's headquarters at 9 Centennial Drive, Peabody, Massachusetts, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on April 29, 2002 as hereinafter specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTES AS IN THIS EXAMPLE. [X]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW.

THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD AS TO ANY ONE NOMINEE OR NOMINEES.

1. To elect the following individuals as directors of the Company, to serve until his or her successor shall be duly elected and qualified:

                    VOTE FOR  [ ]          WITHHOLD VOTE [ ]

   Robert J. Frankenberg   Herve Gallaire   Katharine A. Martin  Mark B. Myers

         Paul A. Ricci         Michael K. Tivnan        Robert G. Teresi

               Vote For, except vote withheld from the following
                   nominee(s) ______________________________

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                 (REVERSE SIDE)

2. To approve an amendment to the 2000 Stock Option Plan to increase the number of shares that may be issued under the Plan from 2,500,000 to 4,750,000, an increase of 2,250,000 shares.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

3. To approve an amendment to the 1995 Directors' Stock Option Plan to increase the number of shares that may be issued under the Plan from 570,000 to 820,000, an increase of 250,000 shares.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the period ending December 31, 2002.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

                                                   MARK HERE FOR ADDRESS CHANGE
                                                   AND NOTE AT LEFT [ ]

                                                   Please sign exactly as your
                                                   name appears hereon. When
                                                   shares are registered in the
                                                   names of two or more persons,
                                                   whether as joint tenants, as
                                                   community property or
                                                   otherwise, both or all of
                                                   such persons should sign.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or another
                                                   fiduciary capacity, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   person. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

Signature  __________________________________  Date: _____________

Signature:  __________________________________  Date: _____________